EXHIBIT 4.01


                         FORM OF FIXED RATE SENIOR NOTE

REGISTERED                                                    REGISTERED
No. FXR                                                       U.S. $
                                                              CUSIP:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 MORGAN STANLEY
                    SENIOR GLOBAL MEDIUM-TERM NOTES, SERIES F
                                  (Fixed Rate)

                          STOCK PARTICIPATION ACCRETING
                REDEMPTION QUARTERLY-PAY SECURITIES(SM) ("SPARQS")

                       10% SPARQS(R) DUE DECEMBER 1, 2005
                            MANDATORILY EXCHANGEABLE
                          FOR SHARES OF COMMON STOCK OF
                               NVIDIA CORPORATION

--------------------------------------------------------------------------------------------------------------------
ORIGINAL ISSUE DATE:          INITIAL REDEMPTION DATE:     INTEREST RATE:        per    MATURITY DATE: See
                                 See "Morgan Stanley Call     annum (equivalent to $       "Maturity Date" below.
                                 Right" below.                per annum per SPARQS)
--------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL DATE:        INITIAL REDEMPTION           INTEREST PAYMENT DATE(S):    OPTIONAL REPAYMENT
                                 PERCENTAGE: See "Morgan      See "Interest Payment        DATE(S):  N/A
                                 Stanley Call Right" and      Dates" below.
                                 "Call Price" below.
--------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY: U.S.      ANNUAL REDEMPTION            INTEREST PAYMENT PERIOD:     APPLICABILITY OF MODIFIED
   dollars                       PERCENTAGE REDUCTION: N/A    Quarterly                    PAYMENT UPON
                                                                                           ACCELERATION OR
                                                                                           REDEMPTION: See
                                                                                           "Alternate Exchange
                                                                                           Calculation in Case of
                                                                                           an Event of Default"
                                                                                           below.
--------------------------------------------------------------------------------------------------------------------
IF SPECIFIED CURRENCY OTHER   REDEMPTION NOTICE PERIOD:    APPLICABILITY OF ANNUAL      If yes, state Issue Price:
   THAN U.S. DOLLARS, OPTION     At least 10 days but no      INTEREST PAYMENTS: N/A       N/A
   TO ELECT PAYMENT IN U.S.      more than 30 days.  See
   DOLLARS: N/A                  "Morgan Stanley Call
                                 Right" and "Morgan
                                 Stanley Notice Date"
                                 below.
--------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE AGENT: N/A      TAX REDEMPTION AND PAYMENT   PRICE APPLICABLE UPON        ORIGINAL YIELD TO
                                 OF ADDITIONAL AMOUNTS:       OPTIONAL REPAYMENT: N/A      MATURITY: N/A
                                 N/A
--------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS: See below.  IF YES, STATE INITIAL
                                 OFFERING DATE: N/A
--------------------------------------------------------------------------------------------------------------------

Issue Price...................................    $          per each $
                                                  principal amount of this
                                                  SPARQS

Maturity Date.................................    December 1, 2005,  subject to
                                                  acceleration as described
                                                  below in "Price Event
                                                  Acceleration" and "Alternate
                                                  Exchange Calculation in Case
                                                  of an Event of Default" and
                                                  subject to extension if the
                                                  Final Call Notice Date is
                                                  postponed in accordance with
                                                  the following paragraph.

                                                  If the Final Call Notice Date
                                                  is postponed because it is not
                                                  a Trading Day or due to a
                                                  Market Disruption Event or
                                                  otherwise and the Issuer
                                                  exercises the Morgan Stanley
                                                  Call Right, the Maturity Date
                                                  shall be postponed so that the
                                                  Maturity Date will be the
                                                  tenth calendar day following
                                                  the Final Call Notice Date.
                                                  See "Final Call Notice Date"
                                                  below.

                                                  In the event that the Final
                                                  Call Notice Date is postponed
                                                  because it is not a Trading
                                                  Day or due to a Market
                                                  Disruption Event or otherwise,
                                                  the Issuer shall give notice
                                                  of such postponement as
                                                  promptly as possible, and in
                                                  no case later than two
                                                  Business Days following the
                                                  scheduled Final Call Notice
                                                  Date, (i) to the holder of
                                                  this SPARQS by mailing notice
                                                  of such postponement by first
                                                  class mail, postage prepaid,
                                                  to the holder's last address
                                                  as it shall appear upon the
                                                  registry books, (ii) to the
                                                  Trustee by telephone or
                                                  facsimile confirmed by mailing
                                                  such notice to the Trustee by
                                                  first class mail, postage
                                                  prepaid, at its New York
                                                  office and (iii) to The
                                                  Depository Trust Company (the
                                                  "Depositary") by telephone or
                                                  facsimile confirmed by mailing
                                                  such notice to the Depositary
                                                  by first class mail, postage
                                                  prepaid. Any notice that is
                                                  mailed in the manner herein
                                                  given, whether or not the
                                                  holder of this SPARQS receives
                                                  the notice. Notice of the date
                                                  to which the Maturity Date has
                                                  been rescheduled as a result
                                                  of postponement of the Final
                                                  Call Notice Date, if
                                                  applicable, shall be included
                                                  in the Issuer's notice of
                                                  exercise of the Morgan Stanley
                                                  Call Right.

Interest Payment Dates........................    March 1, 2005, June 1, 2005,
                                                  September 1, 2005 and the
                                                  Maturity Date.

                                                  If the scheduled Maturity Date
                                                  is postponed due to a Market
                                                  Disruption Event or otherwise,
                                                  the Issuer shall pay interest
                                                  on the Maturity Date as
                                                  postponed rather
                                                  than on December 1, 2005, but
                                                  no interest will accrue on
                                                  this SPARQS or on such payment
                                                  during the period from or
                                                  after the scheduled Maturity
                                                  Date.

Record Date...................................    Notwithstanding the definition
                                                  of "Record Date" on page 23
                                                  hereof, the Record Date for
                                                  each Interest Payment Date,
                                                  including the Interest Payment
                                                  Date scheduled to occur on the
                                                  Maturity Date, shall be the
                                                  date 5 calendar days prior to
                                                  such scheduled Interest
                                                  Payment Date, whether or not
                                                  that date is a Business Day;
                                                  provided, however, that in the
                                                  event that the Issuer
                                                  exercises the Morgan Stanley
                                                  Call Right, no Interest
                                                  Payment Date shall occur after
                                                  the Morgan Stanley Notice
                                                  Date, except for any Interest
                                                  Payment Date for which the
                                                  Morgan Stanley Notice Date
                                                  falls on or after the
                                                  "ex-interest" date for the
                                                  related interest payment, in
                                                  which case the related
                                                  interest payment shall be made
                                                  on such Interest Payment Date;
                                                  and provided, further, that
                                                  accrued but unpaid interest
                                                  payable on the Call Date, if
                                                  any, shall be payable to the
                                                  person to whom the Call Price
                                                  is payable. The "ex-interest"
                                                  date for any interest payment
                                                  is the date on which purchase
                                                  transactions in the SPARQS no
                                                  longer carry the right to
                                                  receive such interest payment.

                                                  In the event that the Issuer
                                                  exercises the Morgan Stanley
                                                  Call Right and the Morgan
                                                  Stanley Notice Date falls
                                                  before the "ex-interest" date
                                                  for an interest payment, so
                                                  that as a result a scheduled
                                                  Interest Payment Date will not
                                                  occur, the Issuer shall cause
                                                  the Calculation Agent to give
                                                  notice to the Trustee and to
                                                  the Depositary, in each case
                                                  in the manner and at the time
                                                  described in the second and
                                                  third paragraphs under "Morgan
                                                  Stanley Call Right" below,
                                                  that no Interest Payment Date
                                                  will occur after such Morgan
                                                  Stanley Notice Date.

Denominations.................................    $    and integral multiples
                                                  thereof

Morgan Stanley Call Right.....................    On any scheduled Trading Day
                                                  on or after April   , 2005 or
                                                  on the Maturity Date
                                                  (including the Maturity Date
                                                  as it may be extended and
                                                  regardless of whether the
                                                  Maturity Date is a Trading
                                                  Day), the Issuer may call the
                                                  SPARQS, in whole but not in
                                                  part, for mandatory exchange
                                                  for the Call Price paid in
                                                  cash

                                                  (together with accrued but
                                                  unpaid interest) on the Call
                                                  Date.

                                                  On the Morgan Stanley Notice
                                                  Date, the Issuer shall give
                                                  notice of the Issuer's
                                                  exercise of the Morgan Stanley
                                                  Call Right (i) to the holder
                                                  of this SPARQS by mailing
                                                  notice of such exercise,
                                                  specifying the Call Date on
                                                  which the Issuer shall effect
                                                  such exchange, by first class
                                                  mail, postage prepaid, to the
                                                  holder's last address as it
                                                  shall appear upon the registry
                                                  books, (ii) to the Trustee by
                                                  telephone or facsimile
                                                  confirmed by mailing such
                                                  notice to the Trustee by first
                                                  class mail, postage prepaid,
                                                  at its New York office and
                                                  (iii) to the Depositary in
                                                  accordance with the applicable
                                                  procedures set forth in the
                                                  Blanket Letter of
                                                  Representations prepared by
                                                  the Issuer. Any notice which
                                                  is mailed in the manner herein
                                                  provided shall be conclusively
                                                  presumed to have been duly
                                                  given, whether or not the
                                                  holder of this SPARQS receives
                                                  the notice. Failure to give
                                                  notice by mail or any defect
                                                  in the notice to the holder of
                                                  any SPARQS shall not affect
                                                  the validity of the
                                                  proceedings for the exercise
                                                  of the Morgan Stanley Call
                                                  Right with respect to any
                                                  other SPARQS.

                                                  The notice of the Issuer's
                                                  exercise of the Morgan Stanley
                                                  Call Right shall specify (i)
                                                  the Call Date, (ii) the Call
                                                  Price payable per SPARQS,
                                                  (iii) the amount of accrued
                                                  but unpaid interest payable
                                                  per SPARQS on the Call Date,
                                                  (iv) whether any subsequently
                                                  scheduled Interest Payment
                                                  Date shall no longer be an
                                                  Interest Payment Date as a
                                                  result of the exercise of the
                                                  Morgan Stanley Call Right, (v)
                                                  the place or places of payment
                                                  of such Call Price, (vi) that
                                                  such delivery will be made
                                                  upon presentation and
                                                  surrender of this SPARQS,
                                                  (vii) that such exchange is
                                                  pursuant to the Morgan Stanley
                                                  Call Right and (viii) if
                                                  applicable, the date to which
                                                  the Maturity Date has been
                                                  extended due to a Market
                                                  Disruption Event as described
                                                  under "Maturity Date" above.

                                                  The notice of the Issuer's
                                                  exercise of the Morgan Stanley
                                                  Call Right shall be given by
                                                  the Issuer or, at the Issuer's
                                                  request, by the Trustee in the
                                                  name and at the expense of the
                                                  Issuer.

                                                  If this SPARQS is so called
                                                  for mandatory exchange by the
                                                  Issuer, then the cash Call
                                                  Price and any accrued but
                                                  unpaid interest on this SPARQS
                                                  to be delivered to the holder
                                                  of this SPARQS shall be
                                                  delivered on the Call Date
                                                  fixed by the Issuer and set
                                                  forth in its notice of its
                                                  exercise of the Morgan Stanley
                                                  Call Right, upon delivery of
                                                  this SPARQS to the Trustee.
                                                  The Issuer shall, or shall
                                                  cause the Calculation Agent
                                                  to, deliver such cash to the
                                                  Trustee for delivery to the
                                                  holder of this SPARQS.

                                                  If this SPARQS is not
                                                  surrendered for exchange on
                                                  the Call Date, it shall be
                                                  deemed to be no longer
                                                  Outstanding under, and as
                                                  defined in, the Senior
                                                  Indenture after the Call Date,
                                                  except with respect to the
                                                  holder's right to receive cash
                                                  due in connection with the
                                                  Morgan Stanley Call Right.

Morgan Stanley Notice Date....................    The scheduled Trading Day on
                                                  which the Issuer issues its
                                                  notice of mandatory exchange,
                                                  which must be at least 10 but
                                                  not more than 30 days prior to
                                                  the Call Date.

Final Call Notice Date........................    November 21, 2005; provided
                                                  that if November 21, 2005 is
                                                  not a Trading Day or if a
                                                  Market Disruption Event occurs
                                                  on such day, the Final Call
                                                  Notice Date will be the
                                                  immediately succeeding Trading
                                                  Day on which no Market
                                                  Disruption Event occurs.

Call Date.....................................    The day specified in the
                                                  Issuer's notice of mandatory
                                                  exchange, on which the Issuer
                                                  shall deliver cash to the
                                                  holder of this SPARQS, for
                                                  mandatory exchange, which day
                                                  may be any scheduled Trading
                                                  Day on or after April   , 2005
                                                  or the Maturity Date
                                                  (including the Maturity Date
                                                  as it may be extended and
                                                  regardless of whether the
                                                  Maturity Date is a scheduled
                                                  Trading Day). See "Maturity
                                                  Date" above.

Call Price....................................    The Call Price with respect to
                                                  any Call Date is an amount of
                                                  cash per each $    principal
                                                  amount of this SPARQS, as
                                                  calculated by the Calculation
                                                  Agent, such that the sum of
                                                  the present values of all cash
                                                  flows on each $ principal
                                                  amount of this SPARQS to and
                                                  including the Call Date (i.e.,
                                                  the Call Price and all of the
                                                  interest payments, including
                                                  accrued and unpaid
                                                  interest payable on the Call
                                                  Date), discounted to the
                                                  Original Issue Date from the
                                                  applicable payment date at the
                                                  Yield to Call rate of    % per
                                                  annum computed on the basis of
                                                  a 360-day year of twelve
                                                  30-day months, equals the
                                                  Issue Price, as determined by
                                                  the Calculation Agent.

Exchange at Maturity..........................    At maturity, subject to a
                                                  prior call of this SPARQS for
                                                  cash in an amount equal to the
                                                  Call Price by the Issuer as
                                                  described under "Morgan
                                                  Stanley Call Right" above or
                                                  any acceleration of the
                                                  SPARQS, upon delivery of this
                                                  SPARQS to the Trustee, each
                                                  $     principal amount of this
                                                  SPARQS shall be applied by the
                                                  Issuer as payment for a number
                                                  of shares of the common stock
                                                  of NVIDIA Corporation ("NVIDIA
                                                  Stock") at the Exchange Ratio,
                                                  and the Issuer shall deliver
                                                  with respect to each $
                                                  principal amount of this
                                                  SPARQS an amount of NVIDIA
                                                  Stock equal to the Exchange
                                                  Ratio.

                                                  The amount of NVIDIA Stock to
                                                  be delivered at maturity shall
                                                  be subject to any applicable
                                                  adjustments (i) to the
                                                  Exchange Ratio (including, as
                                                  applicable, any New Stock
                                                  Exchange Ratio or any Basket
                                                  Stock Exchange Ratio, each as
                                                  defined in paragraph 5 under
                                                  "Antidilution Adjustments"
                                                  below) and (ii) in the
                                                  Exchange Property, as defined
                                                  in paragraph 5 under
                                                  "Antidilution Adjustments"
                                                  below, to be delivered instead
                                                  of, or in addition to, such
                                                  NVIDIA Stock as a result of
                                                  any corporate event described
                                                  under "Antidilution
                                                  Adjustments" below, in each
                                                  case, required to be made
                                                  through the close of business
                                                  on the third Trading Day prior
                                                  to maturity.

                                                  The Issuer shall, or shall
                                                  cause the Calculation Agent
                                                  to, provide written notice to
                                                  the Trustee at its New York
                                                  Office and to the Depositary,
                                                  on which notice the Trustee
                                                  and Depositary may
                                                  conclusively rely, on or prior
                                                  to 10:30 a.m. on the Trading
                                                  Day immediately prior to
                                                  maturity of this SPARQS (but
                                                  if such Trading Day is not a
                                                  Business Day, prior to the
                                                  close of business on the
                                                  Business Day preceding
                                                  maturity of this SPARQS), of
                                                  the amount of NVIDIA Stock (or
                                                  the amount of Exchange
                                                  Property) or cash to be
                                                  delivered with respect to each
                                                  $     principal amount of this

                                                  SPARQS and of the amount of
                                                  any cash to be paid in lieu of
                                                  any fractional share of NVIDIA
                                                  Stock (or of any other
                                                  securities included in
                                                  Exchange Property, if
                                                  applicable); provided that if
                                                  the maturity date of this
                                                  SPARQS is accelerated (x)
                                                  because of a Price Event
                                                  Acceleration (as described
                                                  under "Price Event
                                                  Acceleration" below) or (y)
                                                  because of an Event of Default
                                                  Acceleration (as defined under
                                                  "Alternate Exchange
                                                  Calculation in Case of an
                                                  Event of Default" below), the
                                                  Issuer shall give notice of
                                                  such acceleration as promptly
                                                  as possible, and in no case
                                                  later than (A) in the case of
                                                  an Event of Default
                                                  Acceleration, two Trading Days
                                                  following such deemed maturity
                                                  date or (B) in the case of a
                                                  Price Event Acceleration,
                                                  10:30 a.m. on the Trading Day
                                                  immediately prior to the date
                                                  of acceleration (as defined
                                                  under "Price Event
                                                  Acceleration" below), (i) to
                                                  the holder of this SPARQS by
                                                  mailing notice of such
                                                  acceleration by first class
                                                  mail, postage prepaid, to the
                                                  holder's last address as it
                                                  shall appear upon the registry
                                                  books, (ii) to the Trustee by
                                                  telephone or facsimile
                                                  confirmed by mailing such
                                                  notice to the Trustee by first
                                                  class mail, postage prepaid,
                                                  at its New York office and
                                                  (iii) to the Depositary by
                                                  telephone or facsimile
                                                  confirmed by mailing such
                                                  notice to the Depositary by
                                                  first class mail, postage
                                                  prepaid. Any notice that is
                                                  mailed in the manner herein
                                                  provided shall be conclusively
                                                  presumed to have been duly
                                                  given, whether or not the
                                                  holder of this SPARQS receives
                                                  the notice. If the maturity of
                                                  this SPARQS is accelerated, no
                                                  interest on the amounts
                                                  payable with respect to this
                                                  SPARQS shall accrue for the
                                                  period from and after such
                                                  accelerated maturity date;
                                                  provided that the Issuer has
                                                  deposited with the Trustee the
                                                  NVIDIA Stock, the Exchange
                                                  Property or any cash due with
                                                  respect to such acceleration
                                                  by such accelerated maturity
                                                  date.

                                                  The Issuer shall, or shall
                                                  cause the Calculation Agent
                                                  to, deliver any such shares of
                                                  NVIDIA Stock (or any Exchange
                                                  Property) and cash in respect
                                                  of interest and any fractional
                                                  share of NVIDIA Stock (or any
                                                  Exchange Property) and cash
                                                  otherwise due upon any
                                                  acceleration described above
                                                  to the Trustee for delivery to
                                                  the holder of this Note.

                                                  References to payment "per
                                                  SPARQS" refer to each $
                                                  principal amount of this
                                                  SPARQS.

                                                  If this SPARQS is not
                                                  surrendered for exchange at
                                                  maturity, it shall be deemed
                                                  to be no longer
                                                  Outstanding under, and as
                                                  defined in, the Senior
                                                  Indenture, except with respect
                                                  to the holder's right to
                                                  receive the NVIDIA Stock (and,
                                                  if applicable, any Exchange
                                                  Property) and any cash in
                                                  respect of interest and any
                                                  fractional share of NVIDIA
                                                  Stock (or any Exchange
                                                  Property) and any other cash
                                                  due at maturity as described
                                                  in the preceding paragraph
                                                  under this heading.

Price Event Acceleration......................    If on any two consecutive
                                                  Trading Days during the period
                                                  prior to and ending on the
                                                  third Business Day immediately
                                                  preceding the Maturity Date,
                                                  the product of the Closing
                                                  Price per share of NVIDIA
                                                  Stock and the Exchange Ratio
                                                  is less than $2.00, the
                                                  Maturity Date of this SPARQS
                                                  shall be deemed to be
                                                  accelerated to the third
                                                  Business Day immediately
                                                  following such second Trading
                                                  Day (the "date of
                                                  acceleration"). Upon such
                                                  acceleration, the holder of
                                                  each $    principal amount of
                                                  this SPARQS shall receive per
                                                  SPARQS on the date of
                                                  acceleration:

                                                      (i) a number of shares of
                                                      NVIDIA Stock at the then
                                                      current Exchange Ratio;

                                                      (ii)accrued but unpaid
                                                      interest on each $
                                                      principal amount of this
                                                      SPARQS to but excluding
                                                      the date of acceleration;
                                                      and

                                                      (iii) an amount of cash as
                                                      determined by the
                                                      Calculation Agent equal to
                                                      the sum of the present
                                                      values of the remaining
                                                      scheduled payments of
                                                      interest on each $
                                                      principal amount of this
                                                      SPARQS (excluding the
                                                      amounts included in clause
                                                      (ii) above) discounted to
                                                      the date of acceleration.
                                                      The present value of each
                                                      remaining scheduled
                                                      payment will be based on
                                                      the comparable yield that
                                                      the Issuer would pay on a
                                                      non-interest bearing,
                                                      senior unsecured debt
                                                      obligation of the Issuer
                                                      having a maturity equal to
                                                      the term of each such
                                                      remaining scheduled
                                                      payment, as determined by
                                                      the Calculation Agent.

No Fractional Shares..........................    Upon delivery of this SPARQS
                                                  to the Trustee at maturity,
                                                  the Issuer shall deliver the
                                                  aggregate number of shares of
                                                  NVIDIA Stock due with respect
                                                  to this SPARQS, as described
                                                  above, but the Issuer shall
                                                  pay cash in lieu of delivering
                                                  any fractional share of

                                                  NVIDIA Stock in an amount
                                                  equal to the corresponding
                                                  fractional Closing Price of
                                                  such fraction of a share of
                                                  NVIDIA Stock as determined by
                                                  the Calculation Agent as of
                                                  the second scheduled Trading
                                                  Day prior to maturity of this
                                                  SPARQS.

Exchange Ratio................................    1.0, subject to adjustment for
                                                  corporate events relating to
                                                  NVIDIA Corporation ("NVIDIA")
                                                  described under "Antidilution
                                                  Adjustments" below.

Closing Price.................................    The Closing Price for one
                                                  share of NVIDIA Stock (or one
                                                  unit of any other security for
                                                  which a Closing Price must be
                                                  determined) on any Trading Day
                                                  (as defined below) means:

                                                  o  if NVIDIA Stock (or any
                                                     such other security) is
                                                     listed or admitted to
                                                     trading on a national
                                                     securities exchange, the
                                                     last reported sale price,
                                                     regular way, of the
                                                     principal trading session
                                                     on such day on the
                                                     principal United States
                                                     securities exchange
                                                     registered under the
                                                     Securities Exchange Act of
                                                     1934, as amended (the
                                                     "Exchange Act"), on which
                                                     NVIDIA Stock (or any such
                                                     other security) is listed
                                                     or admitted to trading,

                                                  o  if NVIDIA Stock (or any
                                                     such other security) is a
                                                     security of the Nasdaq
                                                     National Market (and
                                                     provided that the Nasdaq
                                                     National Market is not then
                                                     a national securities
                                                     exchange), the Nasdaq
                                                     official closing price
                                                     published by The Nasdaq
                                                     Stock Market, Inc. on such
                                                     day, or

                                                  o  if NVIDIA Stock (or any
                                                     such other security) is
                                                     neither listed or admitted
                                                     to trading on any national
                                                     securities exchange nor a
                                                     security of the Nasdaq
                                                     National Market but is
                                                     included in the OTC
                                                     Bulletin Board Service (the
                                                     "OTC Bulletin Board")
                                                     operated by the National
                                                     Association of Securities
                                                     Dealers, Inc. (the "NASD"),
                                                     the last reported sale
                                                     price of the principal
                                                     trading session on the OTC
                                                     Bulletin Board on such day.

                                                  If NVIDIA Stock (or any such
                                                  other security) is listed or
                                                  admitted to trading on any
                                                  national securities exchange
                                                  or is a security of the Nasdaq
                                                  National Market but the last
                                                  reported sale price or Nasdaq
                                                  official closing price, as
                                                  applicable, is not available
                                                  pursuant to the preceding
                                                  sentence, then the Closing
                                                  Price for one share of NVIDIA
                                                  Stock (or one unit of any such
                                                  other security) on any Trading
                                                  Day will mean the last
                                                  reported sale price of the
                                                  principal trading session on
                                                  the over-the-counter market as
                                                  reported on the Nasdaq
                                                  National Market or the OTC
                                                  Bulletin Board on such day.
                                                  If, because of a Market
                                                  Disruption Event (as defined
                                                  below) or otherwise, the last
                                                  reported sale price or Nasdaq
                                                  official closing price, as
                                                  applicable, for NVIDIA Stock
                                                  (or any such other security)
                                                  is not available pursuant to
                                                  either of the two preceding
                                                  sentences, then the Closing
                                                  Price for any Trading Day will
                                                  be the mean, as determined by
                                                  the Calculation Agent, of the
                                                  bid prices for NVIDIA Stock
                                                  (or any such other security)
                                                  obtained from as many
                                                  recognized dealers in such
                                                  security, but not exceeding
                                                  three, as will make such bid
                                                  prices available to the
                                                  Calculation Agent. Bids of MS
                                                  & Co. or any of its affiliates
                                                  may be included in the
                                                  calculation of such mean, but
                                                  only to the extent that any
                                                  such bid is the highest of the
                                                  bids obtained. The term
                                                  "security of the Nasdaq
                                                  National Market" will include
                                                  a security included in any
                                                  successor to such system, and
                                                  the term OTC Bulletin Board
                                                  Service will include any
                                                  successor service thereto.

Trading Day...................................    A day, as determined by the
                                                  Calculation Agent, on which
                                                  trading is generally conducted
                                                  on the New York Stock
                                                  Exchange, Inc. ("NYSE"), the
                                                  American Stock Exchange LLC,
                                                  the Nasdaq National Market,
                                                  the Chicago Mercantile
                                                  Exchange and the Chicago Board
                                                  of Options Exchange and in the
                                                  over-the-counter market for
                                                  equity securities in the
                                                  United States.

Calculation Agent.............................    MS & Co. and its successors.

                                                  All calculations with respect
                                                  to the Exchange Ratio and Call
                                                  Price for the SPARQS shall be
                                                  made by the Calculation Agent
                                                  and shall be rounded to the
                                                  nearest one
                                                  hundred-thousandth, with five
                                                  one-millionths rounded upward
                                                  (e.g., .876545 would be
                                                  rounded to .87655); all dollar
                                                  amounts related to the Call
                                                  Price resulting from such
                                                  calculations shall be rounded
                                                  to the nearest ten-thousandth,
                                                  with five one
                                                  hundred-thousandths rounded
                                                  upward (e.g., .76545 would be
                                                  rounded to .7655); and all
                                                  dollar amounts paid with
                                                  respect to the Call Price on
                                                  the aggregate number of SPARQS
                                                  shall be rounded to the
                                                  nearest cent, with one-half
                                                  cent rounded upward.

                                                  All determinations made by the
                                                  Calculation Agent shall be at
                                                  the sole discretion of the
                                                  Calculation Agent and shall,
                                                  in the absence of manifest
                                                  error, be conclusive for all
                                                  purposes and binding on the
                                                  holder of this SPARQS, the
                                                  Trustee and the Issuer.

Antidilution Adjustments......................    The Exchange Ratio shall be
                                                  adjusted as follows:

                                                  1. If NVIDIA Stock is subject
                                                  to a stock split or reverse
                                                  stock split, then once such
                                                  split has become effective,
                                                  the Exchange Ratio shall be
                                                  adjusted to equal the product
                                                  of the prior Exchange Ratio
                                                  and the number of shares
                                                  issued in such stock split or
                                                  reverse stock split with
                                                  respect to one share of NVIDIA
                                                  Stock.

                                                  2. If NVIDIA Stock is subject
                                                  (i) to a stock dividend
                                                  (issuance of additional shares
                                                  of NVIDIA Stock) that is given
                                                  ratably to all holders of
                                                  shares of NVIDIA Stock or (ii)
                                                  to a distribution of NVIDIA
                                                  Stock as a result of the
                                                  triggering of any provision of
                                                  the corporate charter of
                                                  NVIDIA, then once the dividend
                                                  has become effective and
                                                  NVIDIA Stock is trading
                                                  ex-dividend, the Exchange
                                                  Ratio shall be adjusted so
                                                  that the new Exchange Ratio
                                                  shall equal the prior Exchange
                                                  Ratio plus the product of (i)
                                                  the number of shares issued
                                                  with respect to one share of
                                                  NVIDIA Stock and (ii) the
                                                  prior Exchange Ratio.

                                                  3. If NVIDIA issues rights or
                                                  warrants to all holders of
                                                  NVIDIA Stock to subscribe for
                                                  or purchase NVIDIA Stock at an
                                                  exercise price per share less
                                                  than the Closing Price of
                                                  NVIDIA Stock on both (i) the
                                                  date the exercise price of
                                                  such rights or warrants is
                                                  determined and (ii) the
                                                  expiration date of such rights
                                                  or warrants, and if the
                                                  expiration date of such rights
                                                  or warrants precedes the
                                                  maturity of this SPARQS, then
                                                  the Exchange Ratio shall be
                                                  adjusted to equal the product
                                                  of the prior Exchange Ratio
                                                  and a fraction, the numerator
                                                  of which shall be the number
                                                  of shares of NVIDIA Stock
                                                  outstanding immediately prior
                                                  to the issuance of such rights
                                                  or warrants plus the number of
                                                  additional shares of NVIDIA
                                                  Stock offered for subscription
                                                  or purchase pursuant to such
                                                  rights or
                                                  warrants and the denominator
                                                  of which shall be the number
                                                  of shares of NVIDIA Stock
                                                  outstanding immediately prior
                                                  to the issuance of such rights
                                                  or warrants plus the number of
                                                  additional shares of NVIDIA
                                                  Stock which the aggregate
                                                  offering price of the total
                                                  number of shares of NVIDIA
                                                  Stock so offered for
                                                  subscription or purchase
                                                  pursuant to such rights or
                                                  warrants would purchase at the
                                                  Closing Price on the
                                                  expiration date of such rights
                                                  or warrants, which shall be
                                                  determined by multiplying such
                                                  total number of shares offered
                                                  by the exercise price of such
                                                  rights or warrants and
                                                  dividing the product so
                                                  obtained by such Closing
                                                  Price.

                                                  4. There shall be no
                                                  adjustments to the Exchange
                                                  Ratio to reflect cash
                                                  dividends or other
                                                  distributions paid with
                                                  respect to NVIDIA Stock other
                                                  than distributions described
                                                  in paragraph 2, paragraph 3
                                                  and clauses (i), (iv) and (v)
                                                  of the first sentence of
                                                  paragraph 5 and Extraordinary
                                                  Dividends. "Extraordinary
                                                  Dividend" means each of (a)
                                                  the full amount per share of
                                                  NVIDIA Stock of any cash
                                                  dividend or special dividend
                                                  or distribution that is
                                                  identified by NVIDIA as an
                                                  extraordinary or special
                                                  dividend or distribution, (b)
                                                  the excess of any cash
                                                  dividend or other cash
                                                  distribution (that is not
                                                  otherwise identified by NVIDIA
                                                  as an extraordinary or special
                                                  dividend or distribution)
                                                  distributed per share of
                                                  NVIDIA Stock over the
                                                  immediately preceding cash
                                                  dividend or other cash
                                                  distribution, if any, per
                                                  share of NVIDIA Stock that did
                                                  not include an Extraordinary
                                                  Dividend (as adjusted for any
                                                  subsequent corporate event
                                                  requiring an adjustment
                                                  hereunder, such as a stock
                                                  split or reverse stock split)
                                                  if such excess portion of the
                                                  dividend or distribution is
                                                  more than 5% of the Closing
                                                  Price of NVIDIA Stock on the
                                                  Trading Day preceding the
                                                  "ex-dividend date" (that is,
                                                  the day on and after which
                                                  transactions in NVIDIA Stock
                                                  on an organized securities
                                                  exchange or trading system no
                                                  longer carry the right to
                                                  receive that cash dividend or
                                                  other cash distribution) for
                                                  the payment of such cash
                                                  dividend or other cash
                                                  distribution (such Closing
                                                  Price, the "Base Closing
                                                  Price") and (c) the full cash
                                                  value of any non-cash dividend
                                                  or distribution per share of
                                                  NVIDIA Stock (excluding
                                                  Marketable Securities, as
                                                  defined in paragraph 5 below).
                                                  Subject to the
                                                  following sentence, if any
                                                  cash dividend or distribution
                                                  of such other property with
                                                  respect to NVIDIA Stock
                                                  includes an Extraordinary
                                                  Dividend, the Exchange Ratio
                                                  with respect to NVIDIA Stock
                                                  shall be adjusted on the
                                                  ex-dividend date so that the
                                                  new Exchange Ratio shall equal
                                                  the product of (i) the prior
                                                  Exchange Ratio and (ii) a
                                                  fraction, the numerator of
                                                  which is the Base Closing
                                                  Price, and the denominator of
                                                  which is the amount by which
                                                  the Base Closing Price exceeds
                                                  the Extraordinary Dividend. If
                                                  any Extraordinary Dividend is
                                                  at least 35% of the Base
                                                  Closing Price, then, instead
                                                  of adjusting the Exchange
                                                  Ratio, the amount payable upon
                                                  exchange at maturity shall be
                                                  determined as described in
                                                  paragraph 5 below, and the
                                                  Extraordinary Dividend shall
                                                  be allocated to Reference
                                                  Basket Stocks in accordance
                                                  with the procedures for a
                                                  Reference Basket Event as
                                                  described in clause (c)(ii) of
                                                  paragraph 5 below. The value
                                                  of the non-cash component of
                                                  an Extraordinary Dividend
                                                  shall be determined on the
                                                  ex-dividend date for such
                                                  distribution by the
                                                  Calculation Agent, whose
                                                  determination shall be
                                                  conclusive in the absence of
                                                  manifest error. A distribution
                                                  on NVIDIA Stock described in
                                                  clause (i), (iv) or (v) of the
                                                  first sentence of paragraph 5
                                                  below shall cause an
                                                  adjustment to the Exchange
                                                  Ratio pursuant only to clause
                                                  (i), (iv) or (v) of the first
                                                  sentence of paragraph 5, as
                                                  applicable.

                                                  5. Any of the following shall
                                                  constitute a Reorganization
                                                  Event: (i) NVIDIA Stock is
                                                  reclassified or changed,
                                                  including, without limitation,
                                                  as a result of the issuance of
                                                  any tracking stock by NVIDIA,
                                                  (ii) NVIDIA has been subject
                                                  to any merger, combination or
                                                  consolidation and is not the
                                                  surviving entity, (iii) NVIDIA
                                                  completes a statutory exchange
                                                  of securities with another
                                                  corporation (other than
                                                  pursuant to clause (ii)
                                                  above), (iv) NVIDIA is
                                                  liquidated, (v) NVIDIA issues
                                                  to all of its shareholders
                                                  equity securities of an issuer
                                                  other than NVIDIA (other than
                                                  in a transaction described in
                                                  clause (ii), (iii) or (iv)
                                                  above) (a "spinoff stock") or
                                                  (vi) NVIDIA Stock is the
                                                  subject of a tender or
                                                  exchange offer or going
                                                  private transaction on all of
                                                  the outstanding shares. If any
                                                  Reorganization Event occurs,
                                                  in each case as a result of
                                                  which the holders of NVIDIA
                                                  Stock receive any equity
                                                  security listed on a national
                                                  securities exchange
                                                  or traded on The Nasdaq
                                                  National Market (a "Marketable
                                                  Security"), other securities
                                                  or other property, assets or
                                                  cash (collectively "Exchange
                                                  Property"), the amount payable
                                                  upon exchange at maturity with
                                                  respect to each $ principal
                                                  amount of this SPARQS
                                                  following the effective date
                                                  for such Reorganization Event
                                                  (or, if applicable, in the
                                                  case of spinoff stock, the
                                                  ex-dividend date for the
                                                  distribution of such spinoff
                                                  stock) shall be determined in
                                                  accordance with the following:

                                                      (a) if NVIDIA Stock
                                                      continues to be
                                                      outstanding, NVIDIA Stock
                                                      (if applicable, as
                                                      reclassified upon the
                                                      issuance of any tracking
                                                      stock) at the Exchange
                                                      Ratio in effect on the
                                                      third Trading Day prior to
                                                      the scheduled Maturity
                                                      Date (taking into account
                                                      any adjustments for any
                                                      distributions described
                                                      under clause (c)(i)
                                                      below); and

                                                      (b) for each Marketable
                                                      Security received in such
                                                      Reorganization Event (each
                                                      a "New Stock"), including
                                                      the issuance of any
                                                      tracking stock or spinoff
                                                      stock or the receipt of
                                                      any stock received in
                                                      exchange for NVIDIA Stock,
                                                      the number of shares of
                                                      the New Stock received
                                                      with respect to one share
                                                      of NVIDIA Stock multiplied
                                                      by the Exchange Ratio for
                                                      NVIDIA Stock on the
                                                      Trading Day immediately
                                                      prior to the effective
                                                      date of the Reorganization
                                                      Event (the "New Stock
                                                      Exchange Ratio"), as
                                                      adjusted to the third
                                                      Trading Day prior to the
                                                      scheduled Maturity Date
                                                      (taking into account any
                                                      adjustments for
                                                      distributions described
                                                      under clause (c)(i)
                                                      below); and

                                                      (c) for any cash and any
                                                      other property or
                                                      securities other than
                                                      Marketable Securities
                                                      received in such
                                                      Reorganization Event (the
                                                      "Non-Stock Exchange
                                                      Property"),

                                                          (i) if the combined
                                                          value of the amount of
                                                          Non-Stock Exchange
                                                          Property received per
                                                          share of NVIDIA Stock,
                                                          as determined by the
                                                          Calculation Agent in
                                                          its sole discretion on
                                                          the effective date of
                                                          such Reorganization
                                                          Event (the "Non-Stock
                                                          Exchange Property
                                                          Value"), by holders of
                                                          NVIDIA Stock is less
                                                          than 25% of the
                                                          Closing Price of
                                                          NVIDIA Stock on the

                                                          Trading Day
                                                          immediately prior to
                                                          the effective date of
                                                          such Reorganization
                                                          Event, a number of
                                                          shares of NVIDIA
                                                          Stock, if applicable,
                                                          and of any New Stock
                                                          received in connection
                                                          with such
                                                          Reorganization Event,
                                                          if applicable, in
                                                          proportion to the
                                                          relative Closing
                                                          Prices of NVIDIA Stock
                                                          and any such New
                                                          Stock, and with an
                                                          aggregate value equal
                                                          to the Non-Stock
                                                          Exchange Property
                                                          Value multiplied by
                                                          the Exchange Ratio in
                                                          effect for NVIDIA
                                                          Stock on the Trading
                                                          Day immediately prior
                                                          to the effective date
                                                          of such Reorganization
                                                          Event, based on such
                                                          Closing Prices, in
                                                          each case as
                                                          determined by the
                                                          Calculation Agent in
                                                          its sole discretion on
                                                          the effective date of
                                                          such Reorganization
                                                          Event; and the number
                                                          of such shares of
                                                          NVIDIA Stock or any
                                                          New Stock determined
                                                          in accordance with
                                                          this clause (c)(i)
                                                          shall be added at the
                                                          time of such
                                                          adjustment to the
                                                          Exchange Ratio in
                                                          subparagraph (a) above
                                                          and/or the New Stock
                                                          Exchange Ratio in
                                                          subparagraph (b)
                                                          above, as applicable,
                                                          or

                                                          (ii) if the Non-Stock
                                                          Exchange Property
                                                          Value is equal to or
                                                          exceeds 25% of the
                                                          Closing Price of
                                                          NVIDIA Stock on the
                                                          Trading Day
                                                          immediately prior to
                                                          the effective date
                                                          relating to such
                                                          Reorganization Event
                                                          or, if NVIDIA Stock is
                                                          surrendered
                                                          exclusively for
                                                          Non-Stock Exchange
                                                          Property (in each
                                                          case, a "Reference
                                                          Basket Event"), an
                                                          initially equal-dollar
                                                          weighted basket of
                                                          three Reference Basket
                                                          Stocks (as defined
                                                          below) with an
                                                          aggregate value on the
                                                          effective date of such
                                                          Reorganization Event
                                                          equal to the Non-Stock
                                                          Exchange Property
                                                          Value multiplied by
                                                          the Exchange Ratio in
                                                          effect for NVIDIA
                                                          Stock on the Trading
                                                          Day immediately prior
                                                          to the effective date
                                                          of such Reorganization
                                                          Event. The "Reference
                                                          Basket Stocks" shall
                                                          be the three stocks
                                                          with the largest
                                                          market capitalization
                                                          among the stocks that
                                                          then comprise the S&P
                                                          500 Index (or, if
                                                          publication of such
                                                          index is discontinued,
                                                          any successor or
                                                          substitute index
                                                          selected by the
                                                          Calculation Agent in
                                                          its sole discretion)
                                                          with the same
                                                          primary Standard
                                                          Industrial
                                                          Classification Code
                                                          ("SIC Code") as
                                                          NVIDIA; provided,
                                                          however, that a
                                                          Reference Basket Stock
                                                          shall not include any
                                                          stock that is subject
                                                          to a trading
                                                          restriction under the
                                                          trading restriction
                                                          policies of Morgan
                                                          Stanley or any of its
                                                          affiliates that would
                                                          materially limit the
                                                          ability of Morgan
                                                          Stanley or any of its
                                                          affiliates to hedge
                                                          the SPARQS with
                                                          respect to such stock
                                                          (a "Hedging
                                                          Restriction");
                                                          provided further that
                                                          if three Reference
                                                          Basket Stocks cannot
                                                          be identified from the
                                                          S&P 500 Index by
                                                          primary SIC Code for
                                                          which a Hedging
                                                          Restriction does not
                                                          exist, the remaining
                                                          Reference Basket
                                                          Stock(s) shall be
                                                          selected by the
                                                          Calculation Agent from
                                                          the largest market
                                                          capitalization
                                                          stock(s) within the
                                                          same Division and
                                                          Major Group
                                                          classification (as
                                                          defined by the Office
                                                          of Management and
                                                          Budget) as the primary
                                                          SIC Code for NVIDIA.
                                                          Each Reference Basket
                                                          Stock shall be
                                                          assigned a Basket
                                                          Stock Exchange Ratio
                                                          equal to the number of
                                                          shares of such
                                                          Reference Basket Stock
                                                          with a Closing Price
                                                          on the effective date
                                                          of such Reorganization
                                                          Event equal to the
                                                          product of (a) the
                                                          Non-Stock Exchange
                                                          Property Value, (b)
                                                          the Exchange Ratio in
                                                          effect for NVIDIA
                                                          Stock on the Trading
                                                          Day immediately prior
                                                          to the effective date
                                                          of such Reorganization
                                                          Event and (c)
                                                          0.3333333.

                                                  Following the allocation of
                                                  any Extraordinary Dividend to
                                                  Reference Basket Stocks
                                                  pursuant to paragraph 4 above
                                                  or any Reorganization Event
                                                  described in this paragraph 5,
                                                  the amount payable upon
                                                  exchange at maturity with
                                                  respect to each $    principal
                                                  amount of this SPARQS shall be
                                                  the sum of:

                                                      (x)  if applicable, NVIDIA
                                                           Stock at the Exchange
                                                           Ratio then in effect;
                                                           and

                                                      (y)  if applicable, for
                                                           each New Stock, such
                                                           New Stock at the New
                                                           Stock Exchange Ratio
                                                           then in effect for
                                                           such New Stock; and

                                                      (z)  if applicable, for
                                                           each Reference Basket
                                                           Stock, such Reference
                                                           Basket Stock at the
                                                           Basket

                                                           Stock Exchange
                                                           Ratio then in effect
                                                           for such Reference
                                                           Basket Stock.

                                                  In each case, the applicable
                                                  Exchange Ratio (including for
                                                  this purpose, any New Stock
                                                  Exchange Ratio or Basket Stock
                                                  Exchange Ratio) shall be
                                                  determined by the Calculation
                                                  Agent on the third Trading Day
                                                  prior to the scheduled
                                                  Maturity Date.

                                                  For purposes of paragraph 5
                                                  above, in the case of a
                                                  consummated tender or exchange
                                                  offer or going-private
                                                  transaction involving Exchange
                                                  Property of a particular type,
                                                  Exchange Property shall be
                                                  deemed to include the amount
                                                  of cash or other property paid
                                                  by the offeror in the tender
                                                  or exchange offer with respect
                                                  to such Exchange Property (in
                                                  an amount determined on the
                                                  basis of the rate of exchange
                                                  in such tender or exchange
                                                  offer or going-private
                                                  transaction). In the event of
                                                  a tender or exchange offer or
                                                  a going-private transaction
                                                  with respect to Exchange
                                                  Property in which an offeree
                                                  may elect to receive cash or
                                                  other property, Exchange
                                                  Property shall be deemed to
                                                  include the kind and amount of
                                                  cash and other property
                                                  received by offerees who elect
                                                  to receive cash.

                                                  Following the occurrence of
                                                  any Reorganization Event
                                                  referred to in paragraphs 4 or
                                                  5 above, (i) references to
                                                  "NVIDIA Stock" under "No
                                                  Fractional Shares," "Closing
                                                  Price" and "Market Disruption
                                                  Event" shall be deemed to also
                                                  refer to any New Stock or
                                                  Reference Basket Stock, and
                                                  (ii) all other references in
                                                  this SPARQS to "NVIDIA Stock"
                                                  shall be deemed to refer to
                                                  the Exchange Property into
                                                  which this SPARQS is
                                                  thereafter exchangeable and
                                                  references to a "share" or
                                                  "shares" of NVIDIA Stock shall
                                                  be deemed to refer to the
                                                  applicable unit or units of
                                                  such Exchange Property,
                                                  including any New Stock or
                                                  Reference Basket Stock, unless
                                                  the context otherwise
                                                  requires. The New Stock
                                                  Exchange Ratio(s) or Basket
                                                  Stock Exchange Ratios
                                                  resulting from any
                                                  Reorganization Event described
                                                  in paragraph 5 above or
                                                  similar adjustment under
                                                  paragraph 4 above shall be
                                                  subject to the adjustments set
                                                  forth in paragraphs 1 through
                                                  5 hereof.

                                                  If a Reference Basket Event
                                                  occurs, the Issuer shall, or
                                                  shall cause the Calculation
                                                  Agent to, provide written
                                                  notice to the Trustee at its
                                                  New York office, on which
                                                  notice the Trustee may
                                                  conclusively rely, and to DTC
                                                  of the occurrence of such
                                                  Reference Basket Event and of
                                                  the three Reference Basket
                                                  Stocks selected as promptly as
                                                  possible and in no event later
                                                  than five Business Days after
                                                  the date of the Reference
                                                  Basket Event.

                                                  No adjustment to any Exchange
                                                  Ratio (including for this
                                                  purpose, any New Stock
                                                  Exchange Ratio or Basket Stock
                                                  Exchange Ratio) shall be
                                                  required unless such
                                                  adjustment would require a
                                                  change of at least 0.1% in the
                                                  Exchange Ratio then in effect.
                                                  The Exchange Ratio resulting
                                                  from any of the adjustments
                                                  specified above will be
                                                  rounded to the nearest one
                                                  hundred-thousandth, with five
                                                  one-millionths rounded upward.
                                                  Adjustments to the Exchange
                                                  Ratios will be made up to the
                                                  close of business on the third
                                                  Trading Day prior to the
                                                  Maturity Date.

                                                  No adjustments to the Exchange
                                                  Ratio or method of calculating
                                                  the Exchange Ratio shall be
                                                  made other than those
                                                  specified above.

                                                  The Calculation Agent shall be
                                                  solely responsible for the
                                                  determination and calculation
                                                  of any adjustments to the
                                                  Exchange Ratio, any New Stock
                                                  Exchange Ratio or Basket Stock
                                                  Exchange Ratio or method of
                                                  calculating the Exchange
                                                  Property Value and of any
                                                  related determinations and
                                                  calculations with respect to
                                                  any distributions of stock,
                                                  other securities or other
                                                  property or assets (including
                                                  cash) in connection with any
                                                  corporate event described in
                                                  paragraphs 1 through 5 above,
                                                  and its determinations and
                                                  calculations with respect
                                                  thereto shall be conclusive in
                                                  the absence of manifest error.

                                                  The Calculation Agent shall
                                                  provide information as to any
                                                  adjustments to the Exchange
                                                  Ratio or to the method of
                                                  calculating the amount payable
                                                  upon exchange at maturity of
                                                  the SPARQS made pursuant to
                                                  paragraphs 1 through 5 above
                                                  upon written request by any
                                                  holder of this SPARQS.

Market Disruption Event.......................    "Market Disruption Event"
                                                  means, with respect to NVIDIA
                                                  Stock:

                                                      (i) a suspension, absence
                                                      or material limitation of
                                                      trading of NVIDIA Stock on
                                                      the primary market for
                                                      NVIDIA Stock for more than
                                                      two hours of trading or
                                                      during the one-half hour
                                                      period preceding the close
                                                      of the principal trading
                                                      session in such market; or
                                                      a breakdown or failure in
                                                      the price and trade
                                                      reporting systems of the
                                                      primary market for NVIDIA
                                                      Stock as a result of which
                                                      the reported trading
                                                      prices for NVIDIA Stock
                                                      during the last one-half
                                                      hour preceding the close
                                                      of the principal trading
                                                      session in such market are
                                                      materially inaccurate; or
                                                      the suspension, absence or
                                                      material limitation of
                                                      trading on the primary
                                                      market for trading in
                                                      options contracts related
                                                      to NVIDIA Stock, if
                                                      available, during the
                                                      one-half hour period
                                                      preceding the close of the
                                                      principal trading session
                                                      in the applicable market,
                                                      in each case as determined
                                                      by the Calculation Agent
                                                      in its sole discretion;
                                                      and

                                                      (ii)a determination by the
                                                      Calculation Agent in its
                                                      sole discretion that any
                                                      event described in clause
                                                      (i) above materially
                                                      interfered with the
                                                      ability of the Issuer or
                                                      any of its affiliates to
                                                      unwind or adjust all or a
                                                      material portion of the
                                                      hedge with respect to the
                                                      SPARQS due December 1,
                                                      2005, Mandatorily
                                                      Exchangeable for Shares of
                                                      Common Stock of NVIDIA
                                                      Corporation.

                                                  For purposes of determining
                                                  whether a Market Disruption
                                                  Event has occurred: (1) a
                                                  limitation on the hours or
                                                  number of days of trading
                                                  shall not constitute a Market
                                                  Disruption Event if it results
                                                  from an announced change in
                                                  the regular business hours of
                                                  the relevant exchange, (2) a
                                                  decision to permanently
                                                  discontinue trading in the
                                                  relevant options contract
                                                  shall not constitute a Market
                                                  Disruption Event, (3)
                                                  limitations pursuant to NYSE
                                                  Rule 80A (or any applicable
                                                  rule or regulation enacted or
                                                  promulgated by the NYSE, any
                                                  other self-regulatory
                                                  organization or the Securities
                                                  and Exchange Commission of
                                                  scope similar to NYSE Rule 80A
                                                  as determined by the
                                                  Calculation Agent) on trading
                                                  during significant market
                                                  fluctuations shall constitute
                                                  a suspension, absence or
                                                  material limitation of
                                                  trading, (4) a suspension of
                                                  trading in options contracts
                                                  on NVIDIA

                                                  Stock by the primary
                                                  securities market trading in
                                                  such options, if available, by
                                                  reason of (x) a price change
                                                  exceeding limits set by such
                                                  securities exchange or market,
                                                  (y) an imbalance of orders
                                                  relating to such contracts or
                                                  (z) a disparity in bid and ask
                                                  quotes relating to such
                                                  contracts shall constitute a
                                                  suspension, absence or
                                                  material limitation of trading
                                                  in options contracts related
                                                  to NVIDIA Stock and (5) a
                                                  suspension, absence or
                                                  material limitation of trading
                                                  on the primary securities
                                                  market on which options
                                                  contracts related to NVIDIA
                                                  Stock are traded shall not
                                                  include any time when such
                                                  securities market is itself
                                                  closed for trading under
                                                  ordinary circumstances.

Alternate Exchange Calculation
  in Case of an Event of Default..............    In case an event of default
                                                  with respect to the SPARQS
                                                  shall have occurred and be
                                                  continuing, the amount
                                                  declared due and payable per
                                                  each $    principal amount of
                                                  this SPARQS upon any
                                                  acceleration of this SPARQS
                                                  (an "Event of Default
                                                  Acceleration") shall be
                                                  determined by the Calculation
                                                  Agent and shall be an amount
                                                  in cash equal to the lesser of
                                                  (i) the product of (x) the
                                                  Closing Price of NVIDIA Stock
                                                  (and/or the value of any
                                                  Exchange Property) as of the
                                                  date of such acceleration and
                                                  (y) the then current Exchange
                                                  Ratio and (ii) the Call Price
                                                  calculated as though the date
                                                  of acceleration were the Call
                                                  Date (but in no event less
                                                  than the Call Price for the
                                                  first Call Date), in each case
                                                  plus accrued but unpaid
                                                  interest to but excluding the
                                                  date of acceleration; provided
                                                  that if the Issuer has called
                                                  the SPARQS in accordance with
                                                  the Morgan Stanley Call Right,
                                                  the amount declared due and
                                                  payable upon any such
                                                  acceleration shall be an
                                                  amount in cash for each
                                                  $XXXprincipal amount of this
                                                  SPARQS equal to the Call Price
                                                  for the Call Date specified in
                                                  the Issuer's notice of
                                                  mandatory exchange, plus
                                                  accrued but unpaid interest to
                                                  but excluding the date of
                                                  acceleration.

Treatment of SPARQS for
  United States Federal
  Income Tax Purposes.........................    The Issuer, by its sale of
                                                  this SPARQS, and the holder of
                                                  this SPARQS (and any successor
                                                  holder of, or holder of a
                                                  beneficial interest in, this
                                                  SPARQS), by its respective
                                                  purchase hereof, agree (in the
                                                  absence of an administrative
                                                  determination or judicial
                                                  ruling to the
                                                  contrary) to characterize each
                                                  $     principal amount of this
                                                  SPARQS for all tax purposes as
                                                  an investment unit consisting
                                                  of (A) a terminable contract
                                                  (the "Terminable Forward
                                                  Contract") that (i) requires
                                                  the holder of this SPARQS
                                                  (subject to the Morgan Stanley
                                                  Call Right) to purchase, and
                                                  the Issuer to sell, for an
                                                  amount equal to $    (the
                                                  "Forward Price"), NVIDIA Stock
                                                  at maturity and (ii) allows
                                                  the Issuer, upon exercise of
                                                  the Morgan Stanley Call Right,
                                                  to terminate the Terminable
                                                  Forward Contract by returning
                                                  to such holder the Deposit (as
                                                  defined below) and paying to
                                                  such holder an amount of cash
                                                  equal to the difference
                                                  between the Deposit and the
                                                  Call Price and (B) a deposit
                                                  with the Issuer of a fixed
                                                  amount of cash, equal to the
                                                  Issue Price per each $
                                                  principal amount of this
                                                  SPARQS, to secure the holder's
                                                  obligation to purchase NVIDIA
                                                  Stock pursuant to the
                                                  Terminable Forward Contract
                                                  (the "Deposit"), which Deposit
                                                  bears a quarterly compounded
                                                  yield of    % per annum.

         Morgan Stanley, a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assignees, the amount of NVIDIA Stock (or other Exchange Property), as determined in accordance with the provisions set forth under "Exchange at Maturity" above, due with respect to the principal sum of
U.S. $               (UNITED STATES DOLLARS )                               on
the Maturity Date specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

         Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

         Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

         If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

         If the holder elects to receive all or a portion of payments of principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                 MORGAN STANLEY


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


TRUSTEE'S CERTIFICATE
   OF AUTHENTICATION

This is one of the Notes referred
   to in the within-mentioned
   Senior Indenture.

JPMORGAN CHASE BANK, N.A.,
  as Trustee

By:
   --------------------------------------------
   Authorized Officer

                               REVERSE OF SECURITY

         This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series F, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under a Senior Indenture, dated as of November 1, 2004, between the Issuer and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed JPMorgan Chase Bank, N.A. at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

         Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

         If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment, provided that if this Note is issued with original issue discount, this Note will be repayable on the applicable Optional Repayment Date or Dates at the price(s) specified on the face hereof. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

         This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

         The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

         In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

         The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal or premium, if any, or interest on such debt securities) by the holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

         If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration or Redemption," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption (except that if this Note is subject to "Modified Payment upon Acceleration or Redemption," such redemption price would be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of redemption, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of redemption) (the "Amortized Amount")), if the Issuer determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee
(i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and (ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

         Notice of redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, which date and the applicable redemption price will be specified in the notice.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding or deduction for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, make any payment of Additional Amounts to any such holder who is a United States Alien for or on account of:

              (a) any present or future tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder, or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation for United States federal income tax purposes, and the United States, including, without limitation, such holder, or such fiduciary, settlor, beneficiary, member or shareholder, being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

              (b) any estate, inheritance, gift, sales, transfer, excise or personal property tax or any similar tax, assessment or governmental charge;

              (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization or a bank receiving interest under Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

              (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments on or in respect of this Note;

              (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

              (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

              (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

              (h) any combination of items (a), (b), (c), (d), (e), (f) or (g).

In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall the Issuer pay Additional Amounts with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

         The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

         Except as set forth below, if the principal of, premium, if any, or interest on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

         The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

         All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

         So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive.

         With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

         No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

         Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         As used herein, the term "United States Alien" means any person who is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

         All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:




                  TEN COM      -     as tenants in common
                  TEN ENT      -     as tenants by the entireties
                  JT TEN       -     as joint tenants with right of survivorship
                                     and not as tenants in common


         UNIF GIFT MIN ACT -__________________________Custodian_________________
                                  (Minor)                              (Cust)

         Under Uniform Gifts to Minors Act______________________________________
                                                      (State)

         Additional abbreviations may also be used though not in the above list.


                               _________________

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


___________________________________________
[PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE]

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
    [PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.



Dated:_____________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
         (Please print or typewrite name and address of the undersigned)


         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:
_____________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note shall be issued for the portion not being repaid): _____________________.


Dated:______________________________    ________________________________________
                                        NOTICE: The signature on this Option to
                                        Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.